WENTWORTH OPERATING CO.
Energy Services
3500 S. Boulevard, D-3
Edmond, Oklahoma 73013
Ph 405-341-6122/ Fax 405-341-6119
3/31/09
Amendment Letter

Mesa Energy, Inc.
5220 Spring Valley Road
Suite 525
Dallas, TX 75254

Attn: Randy Griffin

RE: Coal Creek Prospect, Sequoyah Co., OK
Amendment to Letter Agreement dated 12/20/07

Dear Mr. Griffin,

Pursuant to our discussions, this letter is intended to modify and supercede our previous agreement dated 12/20/07 and amendment letters dated 12/22/08 and 2/23/09 covering the Coal Creek Prospect in Sequoyah Co., Oklahoma. The parties hereto agree to amend said agreements only as follows:

1. Upon execution of this amendment letter Mesa Energy, Inc. will assign all rights and interest in the previously captioned pipeline right of way agreements to Wentworth Operating Co..

2. Estimated billed completion prepayment funds will be sent by Mesa to Wentworth less a $30,000.00 credit for the balance owed by Wentworth on the pipeline ROW.

3. Mesa and Wentworth will, at this time prepare and deliver assignments in the Subject Leases, set forth in Exhibit A attached hereto, as follows:

a. Subject leases in sec 14, 11N-25E, Sequoyah Co., OK – Mesa will assign to Wentworth 70% working interest at base lease nri less a Mesa retained 1% consultant orri: Mesa will own 30% working interest at a 78% nri, with the difference in lease base nri and 78% being assigned to Wentworth

b. Subject leases in sec 22 and 23, 11N-25E , Sequoyah Co., OK – Mesa will assign to Wentworth 75% working interest at base lease nri less a Mesa retained 1% consultant orri: Mesa will own 25% working interest at a 78% nri, with the difference in lease base nri and 78% being assigned to Wentworth

This assignment will further stipulate that Mesa retains a 35% working interest at 78% nri and assigns to Wentworth a 65% working interest, in the Cook #1 well, well bore and 160ac spaced Brent producing interval.

4. Per item 3b above, it is also understood and agreed that pursuant to this amendment, Mesa will now own a 25% working interest in the Gipson #1 well in Sec 23, 11N-25E.

Regardless of the assignments herein, Mesa elects not to participate in the proposed Oliver#1 well in the NW/4 of sec 22, 11N-25E and herewith agrees to farm out it rights to Wentworth to this well and well bore only, for no cash or other consideration.

Upon the re-entry and completion of the Wentworth proposed-Sally B#1 well in the NE/4 of Section 27, 111N-25E, Sequoyah County, Oklahoma-Mesa will receive a 5% fully carried working interest to gas sales connection point, at an nri of .78.

5. No AMI (Area of Mutual Interest), outside the subject leases, will be in effect after the execution of this amendment letter. Wentworth will have the option but not the obligation to offer additional interests and projects to Mesa in this or other areas and Mesa shall have the option and not the obligation to participate in such offerings.

Signed and approved this 1st day of April.
For Mesa Energy, Inc,
By: [signature] CEO

Signed and approved this 1st day of April, 2009
For Wentworth Operating Co,
By: [signature] VP

4/1/2009

Subject Leases

Attached to Amendment Letter dated 3/31/09

Exhibit A

Sequoyah County, Oklahoma

Lessor	Lessee	Roy.	Terms	Lease Date	Exp. Date	New Exp Dt	Recording Book	Recording Pages	Gross Acres		
Sec 22, 11N-25E											
Robert E. Hundley	Mesa Energy, Inc.	1/8	3 yrs.	10/18/06	10/18/09	10/18/09	1108	760	40.00		
Gerald Timothy Wilson, et al.	Cont. Land Res. LLC	5/32	3 yrs.	12/16/03	12/16/07	6/16/09	1010	320	463.35		
Sec 23, 11n-25E											
Bernard Terbieten, et al.	Mesa Energy, Inc.	1/8	3 yrs.	10/20/06	10/20/09	10/30/09	1108	764	120.00		
Robert E. Hundley	Mesa Energy, Inc.	1/8	3 yrs.	10/18/06	10/18/09	10/18/09	1108	762	80.00		
William Barry	Cont. Land Res. LLC	3/16	3 yrs.	3/1/05	3/1/08	1/1/09	1055	687	120.00		
Frances Candle	Cont. Land Res. LLC	3/16	3 yrs.	2/15/05	2/15/08	1/1/09	1052	17	120.00		
Jo Ann Liles	Cont. Land Res. LLC	3/16	3 yrs.	2/15/05	2/15/08	1/1/09	1052	15	120.00		
W. H. Langley, Jr. et ux.	Cont. Land Res. LLC	3/16	3 yrs.	2/1/05	2/1/08	1/1/09	1046	33	60.00		
Andy J. Gipson, et ux.	*Cont. Land Res., LLC	1/8	3 yrs.	6/23/05	6/23/08	6/30/10	1059	131	80.00		
Sub totals											
Sec 14, 11N-25E											
Bernard Terbieten, et al.	Mesa Energy, Inc.	1/8	3 yrs.	10/20/06	10/20/09	10/30/09	1108	764	90.00		